BROWN ADVISORY FUNDS

Brown Advisory – WMC Strategic European Equity Fund
(the “Fund”)

Supplement dated August 6, 2025
to the Statutory Prospectus, the Summary Prospectus and the Statement of Additional Information dated October 31, 2024

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statutory Prospectus, the Summary Prospectus and the Statement of Additional Information.

1.	Restriction on the Sale of Shares of the Fund to Certain Investors
Effective as of the close of business on August 8, 2025 (the “Closing Date”), the Fund will stop accepting new purchases other than those purchases as described below which will continue to be permitted.  Notwithstanding the foregoing, the Fund may, in its sole discretion, accept new purchases after the Closing Date from certain financial intermediaries that have entered into agreements with the Fund’s Distributor or with the Fund’s Investment Adviser, Brown Advisory LLC (the “Adviser”).  Following the Closing Date, the Fund will continue to permit the following types of investments in the Fund:

•	Additional share purchases made in connection with the reinvestment of dividends or capital gains by existing Fund shareholders;
•	Investments made by institutional and separately managed account investors that are clients of the Adviser; and
•	Investments made through the Adviser’s 401(k) retirement plan that is maintained for use by employees of the Adviser.
The Fund reserves the right, at any time, in its sole discretion, to further modify or amend the investment limitations described above.  You may be required to demonstrate your eligibility to purchase shares of the Fund before your investment is accepted.

For additional information regarding the restrictions on new purchases of shares of the Fund, please contact the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference.